UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

January 22, 2018

Date of Report (Date of Earliest event reported)

SHARING SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-205310	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3820 American Drive, Suite 300, Plano, TX 75075
(Address of principal executive offices)

Registrant's telephone number, including area code:	714-203-6717

___________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 1.01 Entry into a Material Definitive Agreement

On January 22, 2018, Sharing Services, Inc. (the “Company”) closed a line of credit financing transaction whereby the Company borrowed the sum of Two Hundred Fifty Thousand dollars ($250,000.00) from an accredited investor, RB Capital Partners, Inc. (the “Lender”).  The transaction involved the issuance by the Company in favor of the Lender of a Convertible Promissory Note (the “Note”) in the principal amount of $250,000.00.  The Note accrues interest at the rate of Twelve percent (12%) per annum with the principal amount and all accrued interest being due and payable on demand by the Lender.  At the option of the Lender, the Note is convertible into shares of the Company’s common stock at any time following 180 days from its issuance. The foregoing description of the Note dated January 22, 2018, is a summary only and is qualified in its entirety by the full text of the Note, which is filed as Exhibit 1.1 hereto, and incorporated herein by reference.

Item 3.02 Unregistered sales of equity Securities.

In connection with the closing of the transaction, described in Item 1.01 above, the Company issued a Convertible Promissory Note in the amount of Two Hundred Fifty Thousand dollars ($250,000.00) (the “Securities”). The Lender has represented that it was acquiring the Securities for investment and not with a view toward resale or public distribution of such Securities, and acknowledged that the Securities had not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and that they constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. The Note bears a restrictive legend. The issuance of Securities to the Lender was conducted in reliance on Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

Description

         Location

1.1

    Convertible Promissory Note dated January 22, 2018            Provided herewith

    issued by Sharing Services, Inc., in favor of RB Capital

    Partners, Inc., in the principal amount of Two

    Hundred Fifty Thousand dollars ($250,000.00).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2018

SHARING SERVICES, INC.

By: /s/ Jordan Brock

Name: Jordan Brock

Title:   Chief Executive Officer/President